The Empire Builder Tax Free Bond Fund
                          Supplement dated May 28, 1999
                      to the Prospectus dated June 26, 1998

The third paragraph of the section Features of the Premier and Builder Classes on page 11 of the Prospectus is hereby deleted and replaced with the following:

                  For the Premier Class, the minimum investment to open an account is $20,000. The minimum for additional investments is $100, except that the $100 minimum does not apply to automatic investments into the Fund of distributions from the unit investment trusts mentioned below under "How to Buy Shares." If the balance in a Premier Class shareholder's account falls below $20,000 as a result of redemptions from the account, the shareholder will be notified and will have two months within which to bring the account size back to $20,000. If the shareholder does not do so, the Fund will convert the shareholder's account from Premier Class to Builder Class shares.

The sixth paragraph on page 12 of the Prospectus is hereby deleted and replaced with the following:

                  Automatic Investment Program. Shareholders can arrange to have a preset amount transferred to the Fund each month from their bank accounts. For either Class, the minimum transfer is $100.

The fourth full line on page 13 of the Prospectus is hereby deleted and replaced with the following:

Additional Investments     $100 minimum/month                 $100 minimum/month

The seventh full line on page 13 of the Prospectus is hereby deleted and replaced with the following:

Auto Investing             $100 minimum/month                 $100 minimum/month



                     YOU SHOULD RETAIN THIS SUPPLEMENT WITH
                      YOUR PROSPECTUS FOR FUTURE REFERENCE


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